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                                  EXHIBIT 23.1


                        CONSENT OF KINDER & WYMAN, P.C.


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                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this amended registration statement on Form S-1 of our report dated October 7, 1996, on our audit of the financial statements of Sovereign Credit Finance I, Inc. We also consent to the reference to our firm in the prospectus.



                   /s/ KINDER & WYMAN, P.C.
                   ------------------------
                   KINDER & WYMAN, P.C.



Irving, Texas
November 25, 1996